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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) February 27, 2003
                                                        -----------------

                         CITIZENS & NORTHERN CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

       Pennsylvania                     0-16084                23-2451943
----------------------------        ---------------         -------------------
(State or other jurisdiction         (Commission           (I.R.S.Identification
of incorporation)                    File Number)               Employer No.)



90-92 Main Street, Wellsboro, PA                                   16901
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(Address of Principal Executive Office)                          (Zip Code)


Registrant's telephone number, including area code   (570) 724-3411
                                                     --------------


                                       N/A
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

Craig G. Litchfield, chairman, president and chief executive officer, announced that F. David Pennypacker has resigned from the Citizens & Northern Corporation and Citizens & Northern Bank Boards of Directors, effective February 27, 2003, for medical reasons.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)  Not applicable.
(b)  Not applicable.
(c)  Not applicable.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.


                                   CITIZENS & NORTHERN CORPORATION

Date:  2/28/03
                                   By:   Craig G. Litchfield
                                         Chairman, President and Chief
                                         Executive Officer